UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	February 8, 2008
(Date of earliest event reported):	February 5, 2008

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 - Other Events:

As further described in the press release, attached hereto as Exhibit 99.1, D&E Communications, Inc. announced on February 8, 2008 that D. Mark Thomas has stepped down as chairman of the board and that Hugh G. Courtney was elected in his place, effective February 5, 2008.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Description
99.1	Press Release, dated February 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2008	D&E COMMUNICATIONS, INC. By: /s/ Thomas E. Morell Thomas E. Morell, Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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